                                                                          EXHIBIT 10(c)

                 CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

         We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Mercury Select Growth
Fund of Mercury Asset Management Funds, Inc. filed as part of Registration
Statement No. 333-32242.

                                               /s/ Swidler Berlin Shereff Friedman, LLP
                                               Swidler Berlin Shereff Friedman, LLP

New York, New York
April 28, 2000